Income and other taxes	12 Months Ended
Dec. 31, 2025
Disclosure of income tax [Abstract]
Income and other taxes	Income and other taxes
Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings from operations before taxes. These differences result from the following items:

	2025	2024
	$	$

Income (loss) from operations before taxes	976,799	(309,224)
Canadian federal and provincial income tax rates	27.00%	27.00%
Income tax expense at statutory rates	263,736	(83,490)

Increase (decrease) attributable to:
Losses and tax bases for which no tax benefit has been recorded	130,186	26,479
Effects of different foreign statutory tax rates	136,558	40,141
Withholding and other taxes	118,526	29,423
Change due to foreign exchange	(63,457)	29,894
Benefit of optional tax incentives	(41,382)	(21,625)
Non-deductible expenditures	31,340	11,340
Use of losses and temporary differences not previously recognised	(45,548)	—
Future withholding tax expense (recovery)	14,117	(2,699)
Change in income tax rates	4,000	(8,884)
Change in accruals for tax audits and settlement of income tax and customs assessments (Note 9)	2,279	67,352
Change in non-taxable portions of gains	(963)	807
Amounts under provided for in prior years	708	1,193
Benefit not recorded on impairment losses	—	227,498
Income tax expense	550,100	317,429

Current income tax, withholding and other taxes	694,650	319,726
Deferred income tax recovery	(144,550)	(2,297)
Income tax expense	550,100	317,429

Included in current income tax expense for the year ended December 31, 2025, is $117 million (2024 - $26 million), related to the State of Mali's 20% priority dividend on its free carried interest in the Fekola Mine. This priority dividend is accounted for as an income tax in accordance with IAS 12, Income Taxes.

Total provision for tax disputes recognized are as follows:

	2025	2024
	$	$

Opening balance	—	10,799
Additions	1,594	—
Reductions	—	(10,799)
Closing balance	1,594	—

During the year ended December 31, 2025, the Company recorded a deferred tax expense of $14 million (2024 - recovery of $3 million) related to future withholding tax expected to be incurred on retained earnings the Company is planning to repatriate from its foreign subsidiaries in the foreseeable future. The Company's foreign subsidiaries continue to have earnings in excess of their expected needs for reinvestment. The deferred tax expense will eventually be a current tax expense as dividends from foreign subsidiaries and the associated withholding taxes are paid.

Deferred tax liabilities of approximately $119 million (2024 – $134 million) have not been recognized on the repatriation of earnings from foreign subsidiaries where the Company controls the timing of the reversal of the temporary differences but it is probable that such differences will not reverse in the foreseeable future.
Total income tax expense (recovery) attributable to geographical jurisdiction is as follows:

	2025	2024
	$	$

Mali	310,390	176,094
Namibia	157,007	85,828
Philippines	112,566	55,838
Canada	(29,249)	(713)
Other	(614)	382
	550,100	317,429

The composition of the Company’s net deferred income tax (liabilities) assets and deferred tax expense (recovery) is as follows:

	Deferred tax (liabilities)/assets		Deferred income tax expense/(recovery)
	As at December 31, 2025	As at December 31, 2024	2025	2024
	$	$	$	$

Operating loss carry-forwards	84,196	2,033	(82,163)	7,280
Current assets and liabilities	38,233	(5,304)	(43,537)	3,862
Mining interests	(120,060)	(150,161)	(30,101)	(2,245)
Mine restoration provisions	17,234	15,413	(1,821)	(909)
Long term debt	(20,490)	—	20,490	—
Future withholding tax	(49,966)	(35,849)	14,117	(2,699)
Unrealized gains	(24,050)	—	24,050	(10,127)
Deferred tax charged to equity	—	—	(49,715)	(856)
Other	—	4,130	4,130	3,397
	(74,903)	(169,738)	(144,550)	(2,297)

Represented on the balance sheet as:

	2025	2024
	$	$

Deferred tax asset	(76,440)	—
Deferred tax liability	151,343	169,738
Balance, end of year	74,903	169,738

The Company has the following unrecognized deferred tax assets:

	2025	2024
	$	$

Capital and non-capital tax losses	254,045	175,765
Gold stream and derivative financial instruments	106,370
Mining interests and other	68,239	153,892
Mine restoration provisions	18,057	10,423
Other liabilities	8,692	2,401
Current assets	2,100	868
	457,503	343,349

The Company has not recognized potential deferred tax assets of $458 million (2024 - $343 million) as it is not probable that future taxable profits will be available against which the Company can utilize the potential deferred tax assets.
The change for the year in the Company’s net deferred tax liability was as follows:

	2025	2024
	$	$

Balance, beginning of year	169,738	171,179
Deferred income tax recovery charged to statement of operations	(144,550)	(2,297)
Deferred income tax liability charged to equity	24,943	—
Deferred income tax expense charged to equity	24,772	856
Balance, end of year	74,903	169,738

At December 31, 2025, the Company had non-capital tax losses which are not recognized as deferred tax assets. The Company recognizes the tax benefit of the non-capital tax losses only to the extent of anticipated future taxable income that can be reduced by non-capital tax losses. The gross amount of the non-capital tax losses for which a tax benefit has not been recorded are $1,159 million (2024 - $577 million) in Canada which expire between 2027 and 2045, and $102 million (2024 - $110 million) in Colombia of which $101 million does not expire.

At December 31, 2025 the Company had capital losses in Canada of $9 million which have no expiry date and can be applied against future capital gains. No deferred income tax asset has been recorded with respect to these losses. On March 4, 2024, the Company received Notices of Reassessment relating to the denial of capital losses realized by B2Gold in respect of certain internal reorganizations undertaken in the 2016 taxation year. The reassessments do not result in any income taxes payable but would reduce the Company's net capital loss carry-forward balances and non-capital loss carry-forward balances (due to the deduction of a portion of the capital losses in subsequent taxation years). The Company has disputed the reassessments. Should the Company be successful in its dispute, non-capital losses would increase by $71 million and capital losses would increase by $295 million for which no deferred tax asset has been recognized as at December 31, 2025.

During the year ended December 31, 2025 the Company paid $502 million (2024 - $360 million) of current income tax, withholding and other taxes in cash.

Pillar Two Global Minimum Tax

In June 2024, Canada enacted the Global Minimum Tax Act that was developed within the framework of the OECD’s Pillar Two global minimum tax regime, effective January 1, 2024. As Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which the Company operates, the legislation is effective for the Company's financial year beginning January 1, 2024.

Beginning January 1, 2024, the Company performs an assessment on a quarterly basis of its potential exposure to Pillar Two income taxes. This assessment is based on the most recent information available regarding the financial performance of the constituent entities of the consolidated group. Based on the assessment performed to date, the Company has not accrued any Pillar Two top-up taxes for the years ended December 31, 2024 and December 31, 2025.